BUFFALO WILD WINGS, INC.
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 24, 2007
                               -------------------

TO THE SHAREHOLDERS OF BUFFALO WILD WINGS, INC.:

         Our 2007 Annual Meeting of Shareholders will be held at Buffalo Wild Wings, Inc. Innovation Center, 1660 S. Highway 100, Suite 128, St. Louis Park, Minnesota, at 9:00 a.m. Central Daylight Time on Thursday, May 24, 2007, for the following purposes:

         1.   To set the number of members  of the Board of  Directors  at eight
              (8).

         2.   To elect members of the Board of Directors.

         3. To approve an amendment to the 2003 Equity Incentive Plan to add certain provisions to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

         4. To approve the Cash Incentive Plan containing certain provisions to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

         5. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy, and our Annual Report on Form 10-K for the year ended December 31, 2006.

         Only shareholders of record as shown on our books at the close of business on April 2, 2007 will be entitled to vote at our 2007 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 2007 Annual Meeting. Whether or not you plan to attend the 2007 Annual Meeting, please sign, date, and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help us avoid the unnecessary expense of further requests for proxies.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Sally J. Smith
                                        -------------------------------------
                                        Sally J. Smith
Dated:   April 20, 2007                 President and Chief Executive Officer
         Minneapolis, Minnesota

NOTICE TO SHAREHOLDERS: Direct registration is now available to Buffalo Wild Wings, Inc. shareholders. If you would like to hold your stock in book-entry form through the direct registration program of Continental Stock Transfer & Trust Company, please send your certificate(s) to Continental with a request that your shares be reissued in book-entry form. For further information, please contact Continental.

                            BUFFALO WILD WINGS, INC.
                               ------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 24, 2007
                               ------------------

         The accompanying Proxy is solicited by the Board of Directors for use at the Buffalo Wild Wings, Inc. 2007 Annual Meeting of Shareholders to be held on Thursday, May 24, 2007, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. Buffalo Wild Wings, Inc. is referred to in this document as "we," "us," "our," and the "company."

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Our directors, officers, and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 2007 Annual Meeting by giving written notice of such revocation to the Secretary or any other one of our officers or by filing a later dated written Proxy with one of our officers. Personal attendance at the 2007 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2007 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders, but which lack specific instruction with respect to any proposal, will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of Buffalo Wild Wings is 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416. We expect that this Proxy Statement, the related Proxy, and Notice of Annual Meeting will first be mailed to shareholders on or about April 20, 2007.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Our Board of Directors has fixed April 2, 2007 as the record date for determining shareholders entitled to vote at the 2007 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2007 Annual Meeting. At the close of business on the record date, there were 8,768,487 shares of our Common Stock issued and outstanding. The Common Stock is our only outstanding class of capital stock. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2007 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of the record date concerning the beneficial ownership of our Common Stock by (i) the named executive officers in the Summary Compensation Table, (ii) each of our directors, (iii) the persons known by us to own more than 5% of our outstanding Common Stock, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%                        Number of Shares       Percent
Owner) or Identity of Group                  Beneficially Owned(1)  of Class (1)
---------------------------                  ---------------------  ------------

Sally J. Smith(2)                                 109,665                1.2%

Mary J. Twinem(3)                                  69,883                *

James M. Schmidt(4)                                18,918                *

Judith A. Shoulak(5)                               13,598                *

E. Lee Sanders                                     11,144                *

Kenneth H. Dahlberg(6)                            855,984                9.7%

Dale M. Applequist(7)                              25,381                *

Robert W. MacDonald                                 2,000                *

Warren E. Mack(8)                                  45,556                *

J. Oliver Maggard(9)                                4,841                *

Michael P. Johnson                                  2,000                *

James M. Damian                                     1,723                *

Carefree Capital, Inc.(10)                        547,610                6.2%

FMR Corp.(11)                                     483,494                5.5%

Tiger Consumer Management, LLC (12)               487,730                5.6%

All Current Executive Officers and Directors
  as a Group (14 Individuals)(13)               1,199,567               13.5%

---------------------
* Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) Includes 200 shares held by Ms. Smith's daughter and 22,000 shares which may be purchased by Ms. Smith upon exercise of currently exercisable options.

(3) Includes 17,600 shares that may be purchased by Ms. Twinem upon exercise of currently exercisable options.

(4) Includes 3,400 shares that may be purchased by Mr. Schmidt upon exercise of currently exercisable options.

(5) Includes 4,475 shares that may be purchased by Ms. Shoulak upon exercise of currently exercisable options.

(6) Includes 534,506 shares held by Carefree Capital Partners, L.P., 13,104 shares held by Carefree Capital, Inc., 12,500 shares held by The Ken and Betty Dahlberg Family Foundation and 16,951 shares which may be purchased by Mr. Dahlberg upon exercise of currently exercisable options. Carefree Capital, Inc. is the general partner of Carefree Capital Partners, L.P., and Mr. Dahlberg is the principal shareholder of Carefree Capital, Inc. The address for Carefree Capital and Mr. Dahlberg is 1600 Utica Avenue South, Suite 700, Minneapolis, MN 55416.

(7) Includes 9,751 shares that may be purchased by Mr. Applequist upon exercise of currently exercisable options.

(8) Includes 11,406 shares held by Mr. Mack as trustee of the Edgar E. Mack Trust and 2,251 shares that may be purchased by Mr. Mack upon exercise of currently exercisable options.

(9) Includes 2,251 shares that may be purchased by Mr. Maggard upon exercise of currently exercisable options.

(10) Includes  534,506 shares held by Carefree Capital  Partners,  L.P. See note
     (6).

(11) According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007 by FMR Corp. ("FMR"), FMR, through its subsidiaries, beneficially owns the shares and has sole voting power over 1,882 of the shares and sole dispositive power over all of the shares. The ownership and powers of the subsidiaries are as follows: (i) Fidelity Management & Research Company ("Fidelity Research"), as an investment adviser to various investment companies (the "Funds"), beneficially owns 481,612 of the shares, with Edward C. Johnson 3d, FMR, and the Funds each having sole power to dispose of such shares, and the Funds' Boards of Trustees having the sole power to vote or direct the voting of such shares; and (ii) Pyramis Global Advisors Trust Company ("Pyramis"), a bank, beneficially owns 1,882 of the shares, with Mr. Johnson and FMR through its control of Pyramis, each having sole voting power and dispositive power over such shares. As the principal holder of FMR, Mr. Johnson, Chairman, may be deemed to own or control the shares. Except as set forth herein, neither FMR nor its subsidiaries have voting or dispositive power. The address of FMR, Mr. Johnson, Fidelity Research, and Pyramis is 82 Devonshire Street, Boston, Massachusetts 02109.

(12) According to a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2007 by Tiger Consumer Management, LLC ("Tiger") and Patrick F. McCormack, Tiger and Mr. McCormack have shared voting and dispositive power over the shares. Tiger serves as the management company of a domestic private investment partnership and also serves as the investment manager of an offshore investment vehicle; therefore, Tiger may be deemed to beneficially own the shares held by the various entities managed by it. Mr. McCormack is the managing member of Tiger. The address for Tiger and Mr. McCormack is 101 Park Avenue, 48th Floor, New York, NY 10178.

(13) Includes 86,679 shares that may be purchased by current executive officers and directors upon exercise of currently exercisable options. See above footnotes for shares held indirectly.


                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business by discussing matters with management, reviewing materials provided to them, and participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

         The  Board  has  determined   that  a  majority  of  its  members  are
"independent" as defined by the listing standards of The Nasdaq Stock Market. Our independent directors are Kenneth H. Dahlberg, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, Michael P. Johnson and James M. Damian. The Board considered the fact that Mr. Mack is an attorney with Fredrikson & Byron, which provides legal services to us. It was determined that this relationship does not adversely affect Mr. Mack's independence on our Board.

Code of Ethics & Business Conduct

         The Board has approved a Code of Ethics & Business Conduct, which applies to all of our employees, directors, and officers, and also a Code of Ethics ("Executive Code of Ethics"), which applies to our principal executive officer, principal financial officer, principal accounting officer, controller, executive and senior vice presidents, and vice presidents. The Codes address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Codes are available free of charge through our website at www.buffalowildwings.com and are available in print to any shareholder who sends a request for a paper copy to Buffalo Wild Wings, Inc., Attn. Investor Relations, 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416. We intend to include on our website any amendment to, or waiver from, a provision of our Executive Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Meeting Attendance

         Board and Committee  Meetings.  During fiscal 2006, the Board held four
(4) meetings. Each director attended at least 75% of the meetings of the Board and the standing committees on which such director served.

         Annual Meeting of Shareholders. Our policy is that all directors are expected to attend our annual meetings of shareholders. If a director is unable to attend an annual meeting, the director must send a written notice to our Secretary at least one week prior to the meeting. All of the directors serving on our Board at the time attended our 2006 annual meeting of shareholders.

Executive Sessions of the Board

         An executive session of independent directors is generally held at the time of each regular Board meeting.

Committees of the Board

         Our Board of Directors has four standing committees:  Audit Committee,
Compensation   Committee,   Governance/Nominating   Committee,   and   Executive
Committee.

         Audit Committee. The current members of the Audit Committee, all of whom are independent directors, are J. Oliver Maggard, Chair, Robert W. MacDonald, and Michael P. Johnson, who replaced Dale M. Applequist in February 2006. The Audit Committee reviews, in consultation with our independent registered public accounting firm, our financial statements, accounting and other policies, accounting systems, internal audit reports, and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent registered public accounting firm and reviews other matters relating to our relationship with our independent registered public accounting firm. The Audit Committee also oversees the administration of our related party transactions policy, which is described in "Certain Relationships and Related Transactions" on page 21. The Board has determined that J. Oliver Maggard is the "audit committee financial expert" as defined by Item 401(h)(2) of Regulation S-K under the Securities Act of 1933. We acknowledge that the designation of Mr. Maggard as the audit committee financial expert does not impose on Mr. Maggard any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Mr. Maggard as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The "Report of Audit Committee" is included on page 27. The Audit Committee met nine
(9) times during fiscal 2006.

         Compensation Committee. The current members of the Compensation Committee are Dale M. Applequist, Chair, J. Oliver Maggard, and Michael P. Johnson, with Mr. Johnson joining the committee in February 2006, all of whom are independent directors. The Compensation Committee develops and administers compensation policies and plans. The Compensation Committee determines the compensation for the Chief Executive Officer and the Chief Financial Officer and recommends to the Board of Directors from time to time the compensation to be paid to our other executive officers. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our equity and non-equity plans. The "Compensation Committee Report" is on page 14. The Compensation Committee met seven (7) times during fiscal 2006.

         Governance/Nominating Committee. The current members of the Governance/Nominating Committee are Kenneth H. Dahlberg, Chair, Dale M. Applequist, and Robert W. MacDonald, all independent directors. The Governance/Nominating Committee recommends Board of Director candidates for nomination, recommends to the Board the members of various committees, and addresses corporate governance matters. The policies of the Governance/Nominating Committee are described more fully in the "Governance/Nominating Committee Report" on page 7. The Governance/Nominating Committee met four (4) times during fiscal 2006.

         Executive Committee.  The members of the Executive Committee are Warren
E. Mack, Chair, Sally J. Smith, and J. Oliver Maggard. During the intervals between the meetings of the Board of Directors, the Executive Committee has all the powers of the Board in the management of our business, properties and affairs, including any authority to take action provided in our Bylaws to be taken by the Board, subject to applicable laws. The Executive Committee, however, is not authorized to fill vacancies of the Board or its committees, declare any dividend or distribution or take any action which pursuant to the Bylaws is required to be taken by a vote of a specified portion of the whole Board. The Executive Committee met three (3) times during fiscal 2006.

Communications with the Board

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

          James M. Schmidt, Executive VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                              Minneapolis, MN 55416

Compensation to Non-Employee Directors

         Cash Compensation. In addition to being reimbursed for out-of-pocket expenses incurred while attending Board or committee meetings, the non-employee directors received the following cash compensation in 2006, with the annual fees paid quarterly:

         $20,000    Board Annual Fee
          $5,000    Audit Committee Annual Fee
          $4,000    Compensation and Governance/Nominating Committees Annual Fee
            $500    Executive Committee Meeting Attendance Fee
          $5,000    Board and Committee Chair Annual Fee

         As of January 1, 2007, the cash compensation for the non-employee directors was changed to consist of annual fees, payable quarterly, as follows:

         $20,000    Board members
          $8,000    Non-chair members of Audit, Compensation and Governance/
                     Nominating Committees
          $4,000    Non-chair members of Executive Committee
          $5,000    Board chair
         $16,000    Chairs of Audit and Compensation Committees
         $10,000    Chair of Governance/Nominating Committee
          $5,000    Chair of Executive Committee

         Equity Compensation. The non-employee directors are entitled to an annual grant of restricted stock units having a value of $20,000 on the first day of each fiscal year, with the number of units determined by dividing $20,000 by the closing stock price on the previous day. Mr. MacDonald has waived his right to receive the foregoing grant each year. The restricted stock units vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment, if the Company achieves 95% of the earnings target established by the Board of Directors. In addition, beginning in fiscal 2006, each non-employee director is entitled to a fully-vested restricted stock unit grant of 1,000 shares as of the first day of each fiscal year. Upon the initial election of a non-employee director, such director would be entitled to receive the foregoing grants on a pro rata basis.

Director Compensation Table

         The table below summarizes the compensation paid by us to our non-employee directors during fiscal year 2006.


                                 Fees Earned or Paid   Stock Awards     Total
         Name                        in Cash ($)(1)    ($)(2)(3)(4)      ($)
         -----------------------------------------------------------------------
         Kenneth H. Dahlberg            $34,000            $53,797      $87,797
         Dale M. Applequist             $34,250            $53,797      $88,047
         Robert W. MacDonald            $29,000            $33,800      $62,800
         Warren E. Mack                 $21,500            $53,797      $75,297
         J. Oliver Maggard              $35,500            $53,797      $89,297
         Michael P. Johnson             $21,750            $34,354      $56,104
         James M. Damian                $15,000            $25,192      $40,192

         ------------------
         (1) The amounts consist of the cash fees paid to the non-employee directors as described in "Cash Compensation" above.

         (2) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R of awards pursuant to our restricted stock unit award program under our 2003 Equity Incentive Plan and includes amounts from restricted stock unit awards granted in and prior to fiscal year 2006. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.

         (3) As noted in footnote (2) above, the amount shown in the table above reflects the amounts recognized for financial reporting purposes. The following table in this footnote represents the grant date fair value of awards of restricted stock units to the directors in fiscal year 2006.

                          Equity Grants to Directors in Fiscal Year 2006
              ------------------------------------------------------------------
                                               Restricted Stock  Grant Date Fair
              Name                  Grant Date  Unit Awards(a)   Value of Awards
              ------------------------------------------------------------------
              Kenneth H. Dahlberg    12/26/05      1,592             $53,810
              Dale M. Applequist     12/26/05      1,592             $53,810
              Robert W. MacDonald    12/26/05      1,000             $33,800
              Warren E. Mack         12/26/05      1,592             $53,810
              J. Oliver Maggard      12/26/05      1,592             $53,810
              Michael P. Johnson     02/16/06      1,302             $48,252
              James M. Damian        05/11/06        923             $39,578
              -------------------
              (a) The per unit share price of the restricted stock unit awards granted on December 26, 2005 was $33.80 on the date of grant. The awards as to 1,000 shares granted on December 26, 2005 vested immediately, and the awards as to 592 shares vest as set forth in "Equity Compensation" above. The per share price of the restricted stock unit awards granted on February 16, 2006 was $37.06 on the date of grant, with 849 shares vesting immediately and the award as to 453 shares vest as set forth in "Equity Compensation" above. The per share price of the restricted stock unit awards granted on May 11, 2006 was $42.88 on the date of grant, with 623 shares vesting immediately and the award as to 300 shares vest as set forth in "Equity Compensation" above.

         (4) As of December 31, 2006, the non-employee directors had the following outstanding equity awards.

                                                        Restricted Stock Units
                                       Stock Options ---------------------------
              Name                     (Fully Vested)  Unvested(a)     Vested(b)
              ------------------------------------------------------------------
              Kenneth H. Dahlberg        16,951           588             625
              Dale M. Applequist         17,851           588             625
              Robert W. MacDonald             0             0               0
              Warren E. Mack              6,751           588             625
              J. Oliver Maggard           2,251           588             625
              Michael P. Johnson              0           302             151
              James M. Damian                 0           200             100

              ----------------------
              (a)   See vesting terms set forth in "Equity Compensation" above.

              (b) Shares were issued to directors on March 12, 2007 upon achievement of performance target.

                     GOVERNANCE/NOMINATING COMMITTEE REPORT

         The Governance/Nominating Committee is comprised of independent directors. In accordance with its Principles of Corporate Governance and written charter adopted by the Board of Directors, the Governance/Nominating Committee assists the Board of Directors with fulfilling its responsibilities regarding any matters relating to corporate governance, including selection of candidates for our Board of Directors. Its duties include oversight of the principles of corporate governance by which Buffalo Wild Wings and the Board are governed, the codes of ethical conduct and legal compliance by which Buffalo Wild Wings and its directors, executive officers, employees, and agents are governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson, and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Buffalo Wild
Wings, screening of Board member candidates and recommending nominees to the Board, evaluating the performance of Board members, and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. Our Principles of Corporate Governance provide that there should be at least seven directors on the Board, with a majority being independent.

         The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third-party search firms, and other sources. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high standards of personal ethics and mature judgment, being able to work collegially with others, and being willing to devote the necessary time and energy to fulfilling the Board's responsibility of oversight of us. Independent directors are encouraged to limit the number of other boards of for-profit companies on which they serve, and management personnel are not permitted to serve on more than one other board of a for-profit company. In addition, factors such as the following may be considered:

     o    appropriate size and diversity of the Board;
     o    needs of the Board with respect to particular talent and experience;
     o    business and professional experience of nominee;
     o    familiarity with domestic and international business affairs;
     o    age and other legal and regulatory requirements;
     o appreciation of the relationship of our business to the changing needs of society; and
     o desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

         Shareholders who wish to recommend one or more directors must provide a written recommendation to our Secretary. Notice of a recommendation must include the shareholder's name, address, and the number of Buffalo Wild Wings shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. We may require a nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our Secretary at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting, the shareholder's name, address, and number of shares owned, and any material interest that the shareholder may have in the proposal. The Secretary will forward the proposals and recommendations to the Governance/Nominating Committee. See "Shareholder Proposals" on page 28.

          James M. Schmidt, Executive VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                              Minneapolis, MN 55416

          A copy of the current Governance/Nominating Committee Charter can be found on Buffalo Wild Wings' website at www.buffalowildwings.com.

                                 Members of the Governance/Nominating Committee
                                          Kenneth H. Dahlberg, Chair
                                          Dale M. Applequist
                                          Robert W. MacDonald


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         Our Bylaws provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. Pursuant to recommendations of the Governance/Nominating Committee, the Board set the number of directors at eight (8) and selected the persons listed below as nominees to be elected at the Annual Meeting. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at eight requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares. The election of the nominees to the Board of Directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. All of the nominees are members of the current Board of Directors. If, prior to the 2007 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2007 Annual Meeting by reason of death, incapacity, or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

                                        Position with                                      Director
Name                            Age     Buffalo Wild Wings                                   Since
----                            ---     --------------------                                 -----
Sally J. Smith(4)               49      President, Chief Executive Officer and Director      1996
Kenneth H. Dahlberg(2)          89      Chairman of the Board                                1994
Dale M. Applequist(2)(3)        59      Director                                             1997
Robert W. MacDonald(1)(2)       64      Director                                             2003
Warren E. Mack(4)               62      Director                                             1994
J. Oliver Maggard(1)(3)(4)      52      Director                                             1999
Michael P. Johnson(1)(3)        59      Director                                             2006
James M. Damian                 56      Director                                             2006
      ------------------
      (1)      Member of Audit Committee
      (2)      Member of Governance/Nominating Committee
      (3)      Member of Compensation Committee
      (4)      Member of Executive Committee

Business Experience of the Director Nominees

         Sally J. Smith has served as our Chief Executive Officer and President since July 1996 and as our Chief Financial Officer from 1994 to 1996. Prior to joining Buffalo Wild Wings, she was the Chief Financial Officer of Dahlberg,

Inc., the manufacturer and franchisor of Miracle-Ear hearing aids, from 1983 to 1994. Ms. Smith began her career with KPMG LLP, an international accounting and auditing firm. Ms. Smith is a CPA. Ms. Smith serves on the boards of the National Restaurant Association and Alerus Financial Corporation.

         Kenneth H. Dahlberg has served as Chairman of Carefree Capital, Inc. since June 1995, and he served as its Chief Executive Officer from June 1995 to January 2004. He was the founder of Dahlberg, Inc., a public company prior to its acquisition by Bausch & Lomb, Inc. in 1993, and served as its Chairman of the Board from 1948 to 1993.

         Dale M. Applequist served as President and Chief Executive Officer of Cash Plus, Inc., an advertising agency that he co-founded, from 1978 to 1998. He also was a partner and director of Campbell-Mithun Advertising, LLC from 1990 to 1998.

         Robert W. MacDonald has been a principal of CTW Consulting, LLC, a business consulting firm, since March 2002. Mr. MacDonald served as the Chief Executive Officer and Chairman of Allianz Life Insurance Company of North America from October 1999 to March 2002 and continued to serve as a director through December 2006. From 1987 to 1999, Mr. MacDonald served as Chairman and Chief Executive Officer of LifeUSA Holding, Inc., an insurance holding company. Mr. MacDonald is also a director of Windsor Financial Group, LLC.

         Warren E. Mack has been an attorney with the law firm of Fredrikson & Byron, P.A. since 1969, serving as its Chairman from 1999 to 2004, its President from 1985 to 1997 and as a director from 1978 to 2004. Fredrikson & Byron, P.A. provides legal services to us.

         J. Oliver Maggard has served as Managing Partner of Caymus Partners LLC, an investment banking company in New York, since October 2002. From January 1995 to October 2002, Mr. Maggard was a Managing Director and Partner of Regent Capital Management Corp., a private equity firm which he co-founded. Prior to founding Regent Capital, Mr. Maggard held various positions with Bankers Trust Company, Kidder Peabody & Company, Inc., Drexel Burnham Lambert Incorporated, and E.F. Hutton & Co.

         Michael P. Johnson currently serves as Senior Vice President and Chief Administrative Officer of The Williams Companies, Inc., a publicly-held natural gas producer, processor, and transporter, having joined The Williams Companies in 1998. From 1991 to 1998, Mr. Johnson served in various officer-level positions for Amoco Corporation, most recently as Vice President of Human Resources. Mr. Johnson serves on the Board of Directors of QuikTrip Corporation. Mr. Johnson also serves on the boards of several charitable organizations and foundations, including the Tiger Woods Foundation.

         James M. Damian currently serves as Senior Vice President of Best Buy's Experience Development Group. Mr. Damian joined Best Buy in 1998, prior to which he held various positions with Howard Sant Partnerships, a London architectural firm, Harvey Nichols, a London-based luxury retailer, B. Altman & Co., R. H. Macy & Co., and Hindsgaul Mannequins Worldwide of Copenhagen, New York and Paris.


                      COMPENSATION DISCUSSION AND ANALYSIS

Introduction

         Buffalo Wild Wings is focused on profitable growth that builds shareholder value. To accomplish this goal, we need to attract, motivate, retain and fairly reward executive talent with a total compensation plan, a significant portion of which is paid based on performance. We do this with an overall compensation program composed of three main elements: (1) base salaries; (2) cash incentive compensation; and (3) equity incentive compensation in the form of performance-based restricted stock grants. The basic philosophy of this three-part compensation plan is that the named executives will earn more than their base salaries if performance goals are met.

         Base salaries are set roughly in the middle of the market range for each position using salary surveys. The annual cash incentive provides an opportunity to earn additional cash at a meaningful level based primarily on achieving annual performance goals for the company. Equity incentive compensation is paid in the form of restricted stock grants, again in meaningful amounts, which vest one-third per year based upon the achievement of annual company net income goals established by the Board of Directors.

         The company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed of three independent directors, each of whom satisfies the definition of "independence" as set forth in the NASDAQ listing standards and the Compensation Committee Charter, which is available on the company's website at www.buffalowildwings.com. Our Compensation Committee designs and oversees our compensation programs for our executive officers, which includes our President, Executive Vice Presidents and Senior Vice Presidents. The Compensation Committee determines the compensation of the Chief Executive Officer and the Chief Financial Officer and determines, with the Chief Executive Officer, the compensation of the other executive officers, submitting its recommendations for the other executive officers to the Board for final approval.

Guiding Principles for Executive Compensation

         The following principles influence and guide our company's compensation practices for executive officers:

         1.       We are a pay-for-performance company.

                  Both the annual cash incentive plan and the equity incentive plan are directly linked to performance. Most of the cash incentive plan is linked to the achievement of annual company performance targets. A smaller portion is linked to each executive achieving personal performance goals. The equity incentive plan provides for the grant of restricted stock units that vest one-third each year upon achievement of annual company net income goals that are established by the Board of Directors.

         2. Incentive compensation should reinforce our company's business objectives and be balanced between short-term and long-term performance.

                  Our annual cash incentive plan is directly tied to achieving profitable growth. Our equity incentive plan requires three years of meeting our annual net income performance targets to achieve full vesting. It also puts shares of our stock in the hands of the executive officers, giving them a meaningful stake in the long-term success of the business.

         3. Incentive compensation should align interests of executives with shareholders.

                  We intend that our cash and equity incentive plans be aligned with the shareholders' interests by rewarding executive officers for achieving profitable growth. We also intend that the equity incentive plan be further aligned with shareholders' interests by putting shares in the hands of our executive officers.

         4. Total compensation of executives should be market competitive to attract and retain talent.

                  To attract the type of talent needed to achieve and maintain a leadership position in our sector of the chain restaurant industry, the total compensation opportunity should be at or above the median for similar companies in our industry. In addition, we believe that it is important that our executive compensation packages are heavily weighted toward performance-based compensation.

         5. Compensation should reflect position and responsibility, and incentive compensation should be a greater part of total compensation for more senior positions.

                  Total compensation should generally increase with position and responsibility and should be structured to avoid disparities among employees with similar duties. As position and responsibility increase, a greater percentage of total compensation should be tied to company and individual performance.

         6. Tally sheets are a good tool for reviewing and setting compensation.

                  In 2006, our Compensation Committee continued its past practice of reviewing compensation in tally-sheet format.
                  These sheets reflect all forms of compensation, including perquisites and calculations of past accumulation of equity interest.

         7.       The   principles   of  rewarding   performance   should  drive
                  compensation decisions rather than tangential considerations, such as tax benefits or accounting policies.

                  We have included in this proxy statement for shareholder approval the performance criteria for the cash incentive plan and the equity incentive plan to comply with the deductibility requirements of Section 162(m) of the Internal Revenue Code. However, we establish total compensation plans that we believe are most appropriate in light of compensation principles (as identified above), regardless of the accounting or tax policies.

Material Elements of the Executive Compensation Program

         The material elements of our executive compensation program are:

            Base Salary
            Annual Cash Incentive Compensation
            Equity Incentive Compensation in the Form of Restricted Stock Units Other Benefits

         Base Salary. Base Salary is the foundation of the compensation program in that most other major components of compensation are based on a relationship to base salary. Base salaries, as well as other compensation, are determined by the Compensation Committee using as its starting point competitive market information. Base salaries are reviewed during the fourth quarter and go into effect at the beginning of the next year. The Compensation Committee reviewed competitive information contained in the annual Chain Restaurant Compensation Association survey in setting 2006 base salaries. The base salaries for the Chief Executive Officer and Chief Financial Officer are determined by the
Compensation Committee in executive session taking into consideration the results of their performance review and the competitive market. With respect to the other executive officers, the Compensation Committee makes final recommendations to the Board of Directors for each person taking into account the salary recommendations from the Chief Executive Officer, current level of pay, market median, individual contributions, changes in position or responsibility and internal pay equity considerations. As part of its review, the Compensation Committee may interview the Chief Financial Officer, Executive Vice President and other executive officers.

         The table below shows base compensation levels for the 2006 named executive officers for 2005, 2006 and 2007.

   -----------------------------------------------------------------------------
                                 Base Salaries
   -----------------------------------------------------------------------------
                            2005             2006                 2007
   ------------------- --------------- ------------------ ---------------------
   Sally Smith            $400,000         $450,000             $500,000
   ------------------- --------------- ------------------ ---------------------
   Mary Twinem            $250,000         $280,000             $315,000
   ------------------- --------------- ------------------ ---------------------
   James Schmidt          $200,000         $215,000             $235,000
   ------------------- --------------- ------------------ ---------------------
   Judy Shoulak           $220,000         $230,000             $255,000
   ------------------- --------------- ------------------ ---------------------
   E. Lee Sanders         $210,000         $215,000             $215,000
   ------------------- --------------- ------------------ ---------------------

         Annual Cash Incentive Compensation. For 2006, we established an annual cash incentive plan for our Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents, which includes all the other executive officers. The criteria for earning incentive compensation under this plan was the same for all executive officers except that the Chief Executive Officer and Chief Financial Officer had an opportunity to earn a larger percentage of base salary than the Senior Vice Presidents. The reason for this larger opportunity is that the Compensation Committee believes that as position and responsibility increase, a greater percentage of total compensation should be tied to corporate and individual performance. The Compensation Committee selected and weighted the elements of this plan based on its judgment that these were key factors in creating shareholder value.

         The plan rewards for overall company performance in the following categories: revenue, including positive same-store sales overall for the year and for each fiscal quarter; net income; net increase in system-wide locations; and retention/turnover. In addition, the plan allows for the opportunity to earn cash incentives for the achievement of personal performance goals. The personal performance goals for Sally Smith, our Chief Executive Officer, are agreed on at the beginning of each year between Ms. Smith and the Compensation Committee when the Committee reviews her performance for the previous year. The personal performance goals for the remaining executive officers are agreed upon by the Chief Executive Officer and the respective executive officers and submitted to the Compensation Committee for approval. The actual amount of cash incentive payable upon achievement of personal performance goals is determined in the discretion of the Compensation Committee. A description of the annual cash incentive plan is set forth below in more detail.

         The 2006 annual cash incentive plan had five key objective performance criteria:

     o Revenue: The revenue performance goal included a revenue target as well as positive same-store sales targets for both company-owned and franchised stores for the year and each fiscal quarter. If actual revenue were less than 95% of the planned targets, no cash incentive would be earned. As the actual revenue increased above 95% of planned targets and same-store sales were positive, the percentage of base salary that may be earned as a cash incentive increased. Achieving revenue at 95% of planned targets and achieving positive same-store sales for each of the four quarters of the year would entitle the participants to a cash incentive equal to a percent of base salary, 5% for the Chief Executive Officer and Chief Financial Officer and 3.6% for the Senior Vice Presidents. Achieving revenue at planned targets and positive same-store sales, the cash incentive would be 30% of base salary for the Chief Executive Officer and Chief Financial Officer and 21.6% of base salary for the Senior Vice Presidents. Based on achieving revenue at 115% or more of planned targets and positive same-store sales, the maximum cash incentive payable is 60% of base salary for the Chief Executive Officer and Chief Financial Officer and 43.2% for the Senior Vice Presidents.

     o Net Income: If actual net income were less than 90% of the planned target, no cash incentive would be earned. As actual net income increased above 90% of the planned target, the percentage of base salary earned as a cash incentive increased. If actual net income were at 90% of planned target, the participants would be entitled to a cash incentive equal to a percentage of base salary, 8% for the Chief Executive Office and Chief Financial Officer and 5.8% for Senior Vice Presidents. Achieving net income at the planned target, the cash incentive would be 15% of base salary for the Chief Executive Officer and Chief Financial Officer and 10.8% of base salary for the Senior Vice Presidents. Based on achieving net income at 115% or more of the planned target, the maximum cash incentive payable would be 25% of base salary for the Chief Executive Officer and Chief Financial Officer and 18% for the Senior Vice Presidents.

     o Net Increase in System-Wide Locations: For the Chief Executive Officer and Chief Financial Officer, the cash incentive payable ranged from 1% to 10% of base salary based on the actual net increase in system-wide locations, with 5% of base salary payable for achieving the planned target. For the Senior Vice Presidents, the cash incentive payable ranged from 0.7% to 7.2% of base salary based on the actual net increase in system-wide locations, with 3.6% of base salary payable for achieving the planned target.

     o Manager Retention/Turnover: For the Chief Executive Officer and Chief Financial Officer, the cash incentive payable ranged from 1% to 4% of base salary based on the actual manager retention/turnover rates, with 2.5% of base salary payable for achieving the planned target. For the Senior Vice Presidents, the cash incentive payable ranged from 0.7% to 2.9% of base salary based on the actual manager retention/turnover rates, with 1.8% of base salary payable for achieving the planned target.

     o Hourly Retention/Turnover: For the Chief Executive Officer and Chief Financial Officer, the cash incentive payable ranged from 1% to 4% of base salary based on the actual hourly retention/turnover rates, with 2.5% of base salary payable for achieving the planned target. For the Senior Vice Presidents, the cash incentive payable ranged from 0.7% to 2.9% of base salary based on the actual hourly retention/turnover rates, with 1.8% of base salary payable for achieving performance at the planned target.

         In addition to the five objective company performance goals identified above, the participants had the opportunity to earn a cash incentive, based on personal performance, of up to 20% of base salary for the Chief Executive Officer and Chief Financial Officer and up to 15% for the Senior Vice Presidents. The actual amount of such cash incentive was in the discretion of the Compensation Committee.

         Considering the five objective company performance goals and personal performance, the Chief Executive Officer and Chief Financial Officer had the opportunity to earn from 31% to 123% of their respective base salaries under the 2006 annual cash incentive plan, and the Senior Vice Presidents had the opportunity to earn from 22.9% to 89.2% of their respective base salaries under the 2006 annual cash incentive plan.

         2006 Earned Cash Incentive Compensation. Each of the named executive officers set forth below earned the following amounts of annual cash incentive compensation based on 2006 performance:

         ----------------------------------------------------------------
            Named Executive       Cash Incentive       Percentage of Base
                Officer           Earned for 2006       Salary for 2006
         ---------------------- --------------------- -------------------
           Sally Smith               $425,250                 94.5%
         ---------------------- --------------------- -------------------
           Mary Twinem               $264,600                 94.5%
         ---------------------- --------------------- -------------------
           James Schmidt             $147,490                 68.6%
         ---------------------- --------------------- -------------------
           Judy Shoulak              $157,780                 68.6%
         ---------------------- --------------------- -------------------
           E. Lee Sanders            $125,990                 58.6%
         ---------------------- --------------------- -------------------

         Equity Incentive Compensation. Long-term incentives are necessary to retain and motivate executive officers to achieve the long-term interests of holders of our stock. For the last several years, we have used the award of performance-based restricted stock units as the way to achieve this goal. We believe that the combination of cash and equity incentives is appropriate given that the cash elements of incentive compensation emphasize short-term or annual performance, and that equity elements of incentive compensation through restricted stock unit grants emphasize our long-term performance. Although the restricted stock grants may accumulate sizeable value over time, we believe that the expected benefit to us and our shareholders outweighs the cost. The reward is an appropriate motivational tool and is necessary to retain critical team members in our high-growth company.

         Our Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents receive annual grants subject to certain vesting restrictions. For the past three years, the annual grants were based on a percentage of the executive officer's base salary, with the Chief Executive Officer and Chief Financial Officer receiving grants equal to 100% of their base salary, and the Senior Vice Presidents receiving grants equal to 80% of their base salary. The number of shares awarded to each executive officer is based on the closing sale price of our stock at year-end. For example, Sally Smith's base salary for 2006 was $450,000, and the closing sale price of our stock at the end of 2005 was $33.80 per share, which resulted in a restricted stock unit grant of 13,314 units.

         The restricted stock unit grants vest equally over three years based upon achievement of annual net income targets set by the Board of Directors. If we achieve the annual net income target for the current fiscal year, the active restricted stock participants will vest 33?% in their restricted stock units. As long as we continue to achieve the annual net income targets for each of the next two years, the participants will continue to vest 33?% each of those two years. If we do not meet an annual net income target, no shares vest that year but are held over until the next year. Active participants have up to ten years from the date of the grant to earn vesting of all shares under the grant. The Board of Directors sets the annual net income target for purposes of restricted stock unit vesting at 95% of the net income target in the budget as adopted by the Board of Directors, which budget generally requires a high level of performance.

         Although the Compensation Committee has the ability to grant stock options pursuant to the terms of the company's 2003 Equity Incentive Plan, it has not made any stock option grants during the last several years. Instead, the Compensation Committee has elected to focus on grants of performance-based restricted stock units as described in the preceding paragraph.

         Other Benefits.

         Deferred Compensation Program. We contribute a percentage of the executive officers' annual base salary to our non-qualified deferred compensation plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan is an unfunded plan maintained to provide additional retirement benefits to the eligible employees as an executive retention tool. We make contributions to the Deferred Compensation Plan in an aggregate annual amount of 12.5% of base pay for each of the Chief Executive Officer and Chief Financial Officer. Our contribution for each of the other executive officers is 10% annually.

         From January 1, 2006 to September 1, 2006, executive officers earned interest equal to the prime rate on their deferred compensation balances. As of September 1, 2006, participants self-direct the investment of their contributions in funds that mirror the funds offered by our 401(k) Plan. From September 1, 2006 through December 2006, the average rate of return on the funds available for self-directed investment was 5.2%.

         Benefits under the Deferred Compensation Plan vest over five years from his or her date of hire. If an executive terminates employment with us and accepts employment with a competitor, the vesting schedule lengthens to ten years from the date of hire. Participants may receive distributions from the Deferred Compensation Plan as a lump sum payment or in annual installments.

         Perquisites. We provide our executive officers and certain other key employees with perquisites that we believe are reasonable and consistent with our overall compensation program. The provision of perquisites creates business advantages for us, such as the attraction and retention of highly qualified employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our executive officers.

         We provide the personal benefits described below, which are quantified in the column "All Other Compensation" of the "Summary Compensation Table" on page 15:

     o We provide and maintain a company-owned vehicle for the Chief Executive Officer and Chief Financial Officer. We also pay for insurance and maintenance on those vehicles. The other executive officers receive a $500 per month vehicle allowance.

     o We pay annual country club dues for one facility on behalf of the Chief Executive Officer. We believe that a club membership will facilitate Ms. Smith's role as a company representative in the community.

     o In addition to benefits available to all employees under company-wide health, dental, and life insurance plans, we provide the executive officers with supplemental medical reimbursement insurance and supplemental life insurance. The supplemental medical insurance offers reimbursement to the executives and their eligible dependents for up to $5,000 annually of medical expenses not covered under our basic medical plan, and is tax-free. The supplemental life insurance provides the Chief Executive Officer and Chief Financial Officer with additional coverage equal to five times their base salary, based on salary levels at the time of the benefit's adoption in the year 2000. The other executive officers receive additional coverage equal to three times their annual base salary, based on salary levels at the time of the benefit's adoption in the year 2000, or based on salary at the time of hire for executives joining us since 2000. The supplemental life insurance policies have a fixed value for the life of the policy, and have not been increased for subsequent salary adjustments.

     o In addition to benefits available to employees under company-wide short- and long-term disability insurance plans, we also provide the executive officers with supplemental long-term disability insurance. If an executive officer becomes totally disabled for more than thirteen weeks, the supplemental disability insurance will provide monthly income to that person until the earlier of their recovery or their sixty-fifth birthday. Benefits are equal to 70% of the executive officers' monthly base pay.

Compensation Committee Report

         The Compensation Committee evaluates and establishes compensation for executive officers and oversees the deferred compensation plan, the equity plan, and other management incentive, benefit and perquisite programs. Management has the primary responsibility for the company's financial statements and reporting process, including the disclosure of executive compensation. With this in mind, the Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" found on pages 9 - 14 of this proxy statement. The Committee is satisfied that the Compensation Discussion and Analysis fairly and completely represents the philosophy, intent, and actions of the Committee with regard to executive compensation. The Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

                                          Members of the Compensation Committee
                                                   Dale M. Applequist, Chair
                                                   J. Oliver Maggard
                                                   Michael P. Johnson

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued for our last fiscal year to the Chief Executive Officer, Chief Financial Officer and the other three highest paid executive officers based on total compensation, not including deferred compensation earnings, which was earned or accrued for fiscal year 2006.

         We have entered into employment agreements with each of the named executive officers, which agreements are described below.

         No bonus was paid to any named executive officer except as provided for pursuant to the 2006 executive incentive plan, a non-equity incentive plan.

         Based on the fair value of equity awards granted to named executive officers in 2006 and the base salary of the named executive officers, "salary" accounted for approximately 37% of the total compensation of the named executive officers and incentive compensation accounted for approximately 63% of such total compensation. Because the value of certain equity awards included below is based on the FAS 123R value rather than the fair value, these percentages may not be calculable using the table below.

                                                                                  Change in Pension
                                                                                     Value and
                                                                     Non-Equity      Nonqualified
                                                           Option  Incentive Plan     Deferred       All Other
           Name and                         Stock Awards   Awards   Compensation     Compensation   Compensation
      Principal Position  Year   Salary ($)     ($)(1)     ($)(2)     ($)(3)        Earnings ($)(4)   ($)(5)      Total ($)
------------------------- ----- ----------- ------------ --------- --------------- ---------------- ------------ ----------
Sally J. Smith            2006  $450,000    $660,850(6)    $5,520     $425,250         $26,456         $104,198  $1,672,274
  Chief Executive
  Officer and President

Mary J. Twinem            2006  $280,000    $251,628       $5,520     $264,600         $16,990          $64,608    $883,346
  Chief Financial
  Officer

James M. Schmidt          2006  $215,000    $159,199       $4,013     $147,490          $8,928          $43,636    $578,266
  Executive VP, General
  Counsel and Secretary

Judith A. Shoulak         2006  $230,000    $171,491       $2,745     $157,780         $11,276          $47,068    $620,360
  Senior VP, Operations

E. Lee Sanders            2006  $215,000    $166,690       $2,791     $125,990         $13,650          $45,199    $569,320
  Former Senior VP,
  Development and
  Franchising(7)

--------------------
(1) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R of awards pursuant to our restricted stock unit award program pursuant to our 2003 Equity Incentive Plan and includes amounts from restricted stock unit awards granted in and prior to fiscal year 2006. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission. See "Option Exercises and Stock Vested" on page 19 for shares and value realized by each named executive officer.

(2) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R of stock option awards pursuant to our 2003 Equity Incentive Plan and represents amounts from options granted prior to fiscal year 2006; no options were granted in fiscal year 2006. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements for fiscal year 2006 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.

(3) The amounts represent cash incentive awards made pursuant to our 2006 executive incentive plan, which is discussed in further detail in the "Compensation Discussion and Analysis" under "Annual Cash Incentive Compensation" on page 11.

(4) Aggregate increase in actuarial value of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and earnings on nonqualified deferred compensation. Of the amount shown for Ms. Smith, $9,770 was used to pay a life insurance premium for Ms. Smith.

(5) Other annual compensation for fiscal year 2006 consists of the items set forth in the table below:



                                                            Executive                                              Deferred
                                               Executive     Long-Term     Executive               Contribution  Compensation
                              Auto Lease/    Medical Plan   Disability   Life Insurance   Club       to 401(k)       Plan
                             Allowance(a)   Reim-bursement   Premiums       Premiums      Dues         Plan       Accrual(b)
                          -----------------------------------------------------------------------------------------------------
     Sally J. Smith          $20,200           $5,000         $6,682         $1,866      $5,400       $8,800      $56,250
     Mary J. Twinem          $16,000           $1,289         $2,548           $971          --       $8,800      $35,000
     James M. Schmidt        $ 6,000           $4,756         $1,684         $1,096          --       $8,600      $21,500
     Judith A. Shoulak       $ 6,000           $5,000         $2,538         $1,730          --       $8,800      $23,000
     E. Lee Sanders          $ 6,000           $4,484         $2,840         $1,775          --       $8,600      $21,500

     ------------------
     (a) The amounts shown for Ms. Smith and Ms. Twinem cover the lease of an automobile and $7,000 for maintenance of such automobile; the amounts shown for all other named executive officers represent an automobile allowance.

     (b) These amounts exclude investment earnings (losses) on individual deferred compensation investment account. The deferred compensation vests on the basis of 20% for each year of service with Buffalo Wild Wings.

(6) Even though Ms. Smith's restricted stock units were expensed for financial statement reporting purposes as stated in note (1) above, the vesting is subject to shareholder approval of the amendment to the 2003 Equity Incentive Plan to permit us to deduct in full plan-related compensation under Section 162(m) of the Internal Revenue Code (see Proposal #3 on page
     22). In accordance with a December 7, 2006 amendment to the restricted stock units that were to vest on December 31, 2006, these restricted stock units will not vest and will terminate if shareholder approval of the amendment is not received, in which case, Ms. Smith will not receive any compensation with respect to such restricted stock units.

(7) Mr. Sanders resigned on March 30, 2007.



Employment Agreements

         We have entered into employment agreements with each of our executive officers, including each of the following: Sally J. Smith and Mary J. Twinem, effective December 1, 1999, James M. Schmidt, effective April 22, 2002, and Judith A. Shoulak, effective February 25, 2002. The agreements are for one-year terms and include an automatic extension for successive one-year terms. All of the foregoing agreements have been renewed and are currently in effect. The agreements provide for a base salary, which salary is reviewed annually by the Compensation Committee. The base salaries for fiscal year 2006 are set forth in the table above. The current base salaries, effective as of January 1, 2007, are $500,000 for Ms. Smith, $315,000 for Ms. Twinem, $235,000 for Mr. Schmidt, and $255,000 for Ms. Shoulak.

         We also entered into a similar employment agreement with E. Lee Sanders, effective August 20, 2001, which agreement terminated on March 30, 2007 upon his resignation. Mr. Sanders is not entitled to any payments under such agreement in connection with his resignation; however, in accordance with our past practice, Mr. Sanders received two weeks vacation pay on March 30, 2007, which amount was $8,269.

         The employment agreements include termination and resignation provisions, a confidentiality clause, a non-compete provision, and a severance package in the event that we don't renew the agreement, the officer is terminated without cause, or the officer resigns for good reason. See "Potential Payments Upon Termination or Change in Control" on page 20 for further information with respect to these provisions.


Grants of Plan-Based Awards



                                                                                                                   Grant Date
                                      Estimated Future Payouts Under      Estimated Future Payouts Under Equity    Fair Value
                                    Non-Equity Incentive Plan Awards(1)          Incentive Plan  Awards(2)          of Stock
                                  -------------------------------------- ----------------------------------------- and Option
Name               Grant Date(3)  Threshold ($) Target ($)   Maximum ($)  Threshold (#)    Target (#)  Maximum (#) Awards ($)(4)
-----------------------------------------------------------------------  --------------------------------------------------------
Sally J. Smith       12/26/05           --          --            --          4,438       13,314       13,314        $450,013
                        N/A          $139,500    $337,500      $553,500

Mary J. Twinem       12/26/05           --          --            --          2,761        8,284        8,284        $279,999
                        N/A          $86,800     $210,000      $344,400

James M. Schmidt     12/26/05           --          --            --          1,696        5,089        5,089        $172,008
                        N/A          $49,235     $117,390      $191,780

Judith A. Shoulak    12/26/05           --          --            --          1,814        5,444        5,444        $184,007
                        N/A          $52,670     $125,580      $205,160

E. Lee Sanders       12/26/05           --          --            --          1,696        5,089        5,089        $172,008
                        N/A          $49,235     $117,390      $191,780

     -------------------
     (1) These columns show the range of payouts targeted for fiscal 2006 performance under our executive incentive plan as described in the section titled "Annual Cash Incentive Compensation" in the "Compensation Discussion and Analysis" on page11. The bonus payments for 2006 performance have been made based on the metrics described and are shown in the in the column "Non-equity Incentive Plan Compensation" of the "Summary Compensation Table" on page 15.

     (2) Reflects long-term incentive awards in the form of performance-based restricted stock units granted to each named executive officer on December 26, 2005 in accordance with our 2003 Equity Incentive Plan and pursuant to our long-term incentive program described in the
          "Compensation Discussion and Analysis" under "Equity Incentive Compensation" on page 13.

     (3) The restricted stock units were granted by the Compensation Committee on November 30, 2005 effective as of December 26, 2005, the first day of fiscal year 2006.

     (4) The amounts represent the grant date fair value of long-term incentive awards in the form of performance-based restricted stock units in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our annual report on From 10-K for the fiscal year ended December 31, 2006.



Outstanding Equity Awards at Fiscal Year-End

                                         Option Awards                                           Stock Awards
                   ------------------------------------------------------------- ------------------------------------------------
                                                                                                                       Equity
                                                                                                                     Incentive
                                                                                                                       Plan
                                                                                                                       wards:
                                                                                                                      Market
                                                                                                                     or Payout
                                                                                                          Equity      Value of
                                                                                                        Incentive     Unearned
                                                 Equity                                                Plan Awards:   Shares,
                                             Incentive Plan                                  Market      Number of     Units
                  Number of     Number of    Awards: Number                      Number of  Value of     Unearned     or Other
                  Securities    Securities   of Securities                       Shares or  Shares or  Shares, Units   Rights
                  Underlying    Underlying    Underlying                         Units of   Units of     or Other      That
                  Unexercised  Unexercised    Unexercised   Option     Option    Stock That Stock That  Rights That   Have Not
                  Options (#)  Options (#)     Unearned    Exercise  Expiration  Have Not    Have Not     Have Not     Vested
 Name             Exercisable Unexercisable    Options (#)  Price ($)   Date     Vested (#)  Vested ($) Vested (#)(2)   ($)(3)
---------------------------------------------------------------------------------------------------------------------------------
Sally J. Smith      5,000           --             --         $4.15   01/28/08        --        --       25,145       $1,337,714
                   12,000           --             --         $3.35   02/17/09
                    6,750           --             --         $3.90   02/28/10
                    6,723           --             --         $7.50   05/23/11
                    7,277           --             --         $7.50   05/23/11
                    5,000           --             --        $11.25   03/01/12
                    2,250          750(1)          --        $18.15   05/29/13


Mary J. Twinem     30,000           --             --         $4.15   01/28/08        --        --        7,928         $421,770
                    9,600           --             --         $7.50   05/23/11
                    5,000           --             --        $11.25   03/01/12
                    2,250          750(1)          --        $18.15   05/29/13

James M. Schmidt    3,300           --             --         $3.90   05/23/10        --        --        4,931         $262,329
                    3,000           --             --         $7.50   05/23/11
                    8,000           --             --        $11.25   04/22/12
                    1,200          400(1)          --        $18.15   05/29/13

Judith A. Shoulak   2,500           --             --         $7.50   10/15/11        --        --        5,321         $283,077
                      375           --             --        $11.25   03/01/12
                    1,200          400(1)          --        $18.15   05/29/13

E. Lee Sanders         --          400(1)          --        $18.15   05/29/13        --        --        5,008         $266,426
-----------------
(1)  The stock options were granted on May 29, 2003. The unvested  portion vests on May 29, 2007; however,  the unvested portion held by Mr. Sanders expired upon his resignation on March 30, 2007.

(2)  Includes performance-based restricted stock units awarded as follows:


       Name                 Grant Date    Units    Vest on 05/24/07(a)   Vest on 12/30/07(b)  Vest on 12/28/08(b)
       --------------------------------------------------------------------------------------------------------------
       Sally J. Smith        06/11/04     4,137       4,137                    --                    --
                             12/27/04     7,694       3,847                 3,847                    --
                             12/26/05    13,314       4,438                 4,438                 4,438

       Mary J. Twinem        12/27/04     2,405          --                 2,405                    --
                             12/26/05     5,523          --                 2,761                 2,762

       James M. Schmidt      12/27/04     1,538          --                 1,538                    --
                             12/26/05     3,393          --                 1,696                 1,697

       Judith A. Shoulak     12/27/04     1,692          --                 1,692                    --
                             12/26/05     3,629          --                 1,815                 1,814

       E. Lee Sanders        12/27/04     1,615          --                 1,615                    --
                             12/26/05     3,393          --                 1,696                 1,697
         ------------
         (a)  The vesting is subject to shareholder approval of the amendment to
              2003  Equity  Incentive  Plan  to  permit  us to  deduct  in  full plan-related  compensation  under  Section  162(m) of the Internal
              Revenue Code (see  Proposal #3 on page 22). In  accordance  with a
              December 7, 2006 amendment to these  restricted  stock units which were to  originally  vest on December 31, 2006,  these  restricted stock  units  will  not vest and  will  terminate  if  shareholder approval of the  amendment  is not  received,  in which case,  Ms.
              Smith will not  receive  the shares  under such  restricted  stock units.

         (b) The vesting is subject to certain performance targets being attained; therefore, the vesting may occur on a later date or not at all.

(3) The amounts reflect the value as calculated based on the closing price of our common stock on December 29, 2006 of $53.20. The amount shown for Ms. Smith includes $660,850 for 12,422 restricted stock units which were to vest on December 31, 2006; however, pursuant to a December 7, 2006 amendment to such restricted stock units, the vesting became subject to shareholder approval of the amendment to the 2003 Equity Incentive Plan to permit us to deduct in full plan-related compensation under Section 162(m) of the Internal Revenue Code (see Proposal #3 on page 22). If shareholder approval of the amendment is received, these restricted stock units will vest immediately, and 12,422 shares will be issued to Ms. Smith as of such approval date with a market value as of such date. If shareholder approval is not received, these restricted stock units will not vest and will terminate, in which case, Ms. Smith will not receive the shares under such restricted stock units.


Option Exercises and Stock Vested

                                       Option Awards                                     Stock Awards
                     ----------------------------------------------- ------------------------------------------------
Name                  Number of Shares Acquired     Value Realized      Number of Shares Acquired   Value Realized
                           on Exercise (#)        on Exercise ($)(1)        on Vesting (#)(2)     on Vesting ($)(2)
-------------------------------------------------------------------- ------------------------------------------------
Sally J. Smith                25,000                 $685,750                        0(3)                   0(3)
Mary J. Twinem                    --                       --                    7,824               $416,237
James M. Schmidt               4,355                 $198,724                    4,956               $263,659
Judith A. Shoulak                 --                       --                    5,333               $283,716
E. Lee Sanders                 3,150                 $102,648                    5,204               $276,853

------------------
(1)  Amounts  reflect the  difference  between the  exercise  price of the stock option and the market price at the time of exercise.

(2) The value realized reflects the market value of the stock on the date that the restricted stock units vested. These shares represent performance awards issued on June 11, 2004, December 27, 2004 and December 26, 2005, which vested on December 31, 2006 and were subsequently issued on March 12, 2007.

(3) Restricted stock units for 12,422 shares were to vest on December 31, 2006 with a value of $660,850; however, pursuant to a December 7, 2006 amendment to such restricted stock units, the vesting became subject to shareholder approval of the amendment to the 2003 Equity Incentive Plan to permit us to deduct in full plan-related compensation under Section 162(m) of the Internal Revenue Code (see Proposal #3 on page 22). If shareholder approval of the amendment is received, these restricted stock units will vest, and 12,422 shares will be issued to Ms. Smith as of such approval date with a market value as of such date. If shareholder approval is not received, these restricted stock units will not vest and will terminate, in which case, Ms. Smith will not receive the shares under such restricted stock units.

Nonqualified Deferred Compensation

         Under our deferred compensation plan, deferred compensation is accrued, which amounts are subject to certain vesting provisions, depending on length of employment and circumstances of employment termination. The amount of deferred compensation is based on a percentage of base salary, which amount for 2006 was 12.5% for Ms. Smith and Ms. Twinem and 10% for the other named executive officers. Benefits are normally paid out in annual installments over five years, except in the case of death, in which case a lump sum is paid to the beneficiaries.

                         Executive           Registrant
                     Contributions in   Contributions in Last   Aggregate Earnings  Aggregate Withdrawals/  Aggregate Balance at
Name                    Last FY ($)          FY ($)(1)           in Last FY ($)       Distributions ($)        Last FYE ($)
--------------------------------------------------------------------------------------------------------------------------------
Sally J. Smith             --               $56,250                $16,686                 --                  $253,867
Mary J. Twinem             --               $35,000                $16,990                 --                  $223,764
James M. Schmidt           --               $21,500                 $8,928                 --                  $102,620
Judith A. Shoulak          --               $23,000                $11,276                 --                  $108,000
E. Lee Sanders             --               $21,500                $13,650                 --                  $125,581

------------------
(1)  Amounts are also reported as compensation  to the named executive  officers in the "All Other Compensation" column of the "Summary  Compensation Table"
     on page 15.

Potential Payments Upon Termination or Change in Control

         As set forth under "Employment Agreements" on page 16, we have entered into employment agreements with each of our named executive officers. According to these employment agreements and our incentive plans, the named executive officers would be entitled to payments and benefits upon certain terminations. We have no agreements with our named executive officers to specifically provide for benefits upon terminations in connection with a change in control of company, except that the vesting would accelerate to 100% upon such an event under our deferred compensation plan. Upon termination for "cause" (as defined in the agreements), resignation without "good reason" (as defined in the employment agreements), or upon death or "permanent disability" (as defined in the employment agreements), the named executive officers would not be entitled to any further compensation or benefits after the termination date pursuant to the employment agreements. The employment agreements provide for payments upon
(i) termination "without cause," (ii) resignation for "good reason," and (iii) our failure to extend employment agreement. The named executive officers would have the right to receive benefits or payments under any plan to the extent vested upon any termination or resignation. Assuming that the named executive officers' employment terminated at the close of business on December 31, 2006, the named executive officers would have been entitled to the following payments and benefits:


                                                                                  Vested but Unissued
                                                                      Accrued but     Restricted          Deferred       Total
                                                                         Unpaid          Stock           Compensation  Termination
                                                        Salary(1)       Bonus(2)        Units(3)             (4)       Benefits(4)
----------------------------------------------------------------------------------------------------------------------------------
Sally J. Smith
----------------------------------------------------------------------------------------------------------------------------------
   o Resignation for employment with a competitor       $17,308        $335,250         $660,850            $253,867   $1,267,275
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination for cause; resignation without good    $17,308        $335,250         $660,850            $253,867   $1,267,275
     reason
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Death or Permanent Disability                      $17,308        $425,250         $660,850            $253,867   $1,357,275
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination without cause, resignation for good   $467,308        $425,250         $660,850            $253,867   $1,807,275
     reason or company's failure to extend
     employment agreement
----------------------------------------------------------------------------------------------------------------------------------
Mary J. Twinem
----------------------------------------------------------------------------------------------------------------------------------
   o Resignation for employment with a competitor       $10,769        $208,600         $251,628            $223,764    $694,761
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination for cause; resignation without good    $10,769        $208,600         $251,628            $223,764    $694,761
     reason
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Death or Permanent Disability                      $10,769        $264,600         $251,628            $223,764    $750,761
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination without cause, resignation for good   $290,769        $264,600         $251,628            $223,764   $1,030,761
     reason or company's failure to extend
     employment agreement
----------------------------------------------------------------------------------------------------------------------------------
James M. Schmidt
----------------------------------------------------------------------------------------------------------------------------------
   o Resignation for employment with a competitor        $8,269        $115,240         $159,199             $41,048    $323,756
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination for cause; resignation without good     $8,269        $115,240         $159,199             $82,096    $364,804
     reason
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Death or Permanent Disability                       $8,269        $147,490         $159,199            $102,620    $417,578
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination without cause, resignation for good   $115,769        $147,490         $159,199             $82,096    $504,554
     reason or failure to extend employment agreement
----------------------------------------------------------------------------------------------------------------------------------
Judith A. Shoulak
----------------------------------------------------------------------------------------------------------------------------------
   o Resignation for employment with a competitor        $8,846        $123,280         $171,491             $54,000    $357,617
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination for cause; resignation without good     $8,846        $123,280         $171,491            $108,000    $411,617
     reason
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Death or Permanent Disability                       $8,846        $157,780         $171,491            $108,000    $416,213
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination without cause, resignation for good   $123,846        $157,780         $171,491            $108,000    $531,213
     reason or company's failure to extend
     employment agreement
----------------------------------------------------------------------------------------------------------------------------------
E. Lee Sanders
----------------------------------------------------------------------------------------------------------------------------------
   o Resignation for employment with a competitor        $8,269        $115,240         $166,690             $62,791    $352,990
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination for cause; resignation without good     $8,269        $115,240         $166,690            $125,581    $415,780
     reason
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Death or Permanent Disability                       $8,269        $125,990         $166,690            $125,581    $426,530
------------------------------------------------------ ------------- -------------- --------------------- ------------ -----------
   o Termination without cause, resignation for good   $115,769        $125,990         $166,690            $125,581    $534,030
     reason or company's failure to extend
     employment agreement
------------------------------------------------------ ------------- -------------- --------------------- --------------------- --

------------------
(1) Upon termination without cause, resignation for good reason or the company's failure to extend the employment agreement, Ms. Smith and Ms. Twinem are entitled to 12 months' salary, and the other executives are entitled to 6 months' salary, which amounts are as follows: Ms. Smith - $450,000, Ms. Twinem - $280,000, Mr. Schmidt - $107,500, Ms. Shoulak -
     $115,000, and Mr. Sanders - $107,500. In addition, our practice has been to pay the executive two weeks' vacation pay upon termination for any reason . The amounts shown include vacation pay as follows: Ms. Smith - $17,308, Ms. Twinem - $10,769, Mr. Schmidt - $8,269, Ms. Shoulak - $8,846, and Mr. Sanders - $8,269.

(2) The amounts represent cash incentive awards made pursuant to our 2006 executive incentive plan, which is discussed in further detail on page 11 under "Annual Cash Incentive Compensation" of the "Compensation Discussion and Analysis." If the resignation or termination occurred prior to the last day of the fiscal year, the executive would not be entitled to any bonus for such year. For purposes of this presentation, it is assumed that the terminations were on December 31, 2006, the last day of fiscal year 2006; therefore, the earned bonus would be paid under all terminations, but the discretionary portion would not be paid upon termination for cause or resignation without good reason.

(3) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R of awards pursuant to our restricted stock unit award program pursuant to our 2003 Equity Incentive Plan and includes amounts from restricted stock unit awards granted in and prior to fiscal year 2006, which vested on December 31, 2006. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission. Unvested awards do not accelerate upon termination for any reason.

(4) The deferred compensation plan provides for acceleration of vesting to 100% upon the occurrence of (i) death or disability, (ii) retirement at or after age 65, or (iii) change in control. If the terminations or resignations (except in connection with taking employment with a competitor) were in connection with a change in control or followed a change in control, the deferred compensation amount would be increased to $102,620 for Mr. Schmidt, and his total termination benefits would be $385,328 upon termination for cause or resignation without good reason and $632,578 upon termination without cause, resignation for good reason or failure to extend employment agreement.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during fiscal year 2006, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements except that: Ms. Smith reported two option exercises on a late Form 4; E. Lee Sanders reported one option exercise on a late Form 4; Craig Donoghue reported five option exercises on late Forms 4; Linda G. Traylor reported her initial holdings (none) on a late Form 3; Mr. Maggard reported four sales late on a Form 5 that was timely filed and an option exercise and sale on a late Form 4; and Ms. Shoulak reported two sales late on a Form 5 that was not timely filed.

Certain Relationships and Related Transactions

         Our Board of Directors adopted a policy with respect to related party transactions to set out procedures pursuant to which related party transactions are reviewed and approved. The policy covers all transactions between us and any related party (including any transactions requiring disclosure under Item 404 of Regulation S-K), other than transactions generally available to all employees and transactions involving less than five thousand dollars ($5,000) when aggregated with all similar transactions. The Audit Committee is generally responsible for reviewing and assessing the adequacy of the policy and recommends to the Board revisions to such policy. The Audit Committee oversees administration of the policy. A related party transaction may be consummated if it is ratified or approved by the Audit Committee and it is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party or it is approved by the disinterested members of the Board of Directors.

         Since the beginning of fiscal 2006, there have been no transactions or business relationships, other than as disclosed herein, between us and our executive officers, directors, director nominees, and affiliates.

                           APPROVAL OF AN AMENDMENT TO
                         THE 2003 EQUITY INCENTIVE PLAN
                                  (Proposal #3)

Proposed Amendment

         The Board of Directors amended our 2003 Equity Incentive Plan (the "Equity Plan") to add certain provisions of the Equity Plan in order to preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code (the "Amendment").

Reasons for the Amendment

         We believe that our Equity Plan is an important factor in attracting and retaining skilled personnel. As of April 2, 2007, there were 126,486 shares of Common Stock under outstanding options and 159,376 shares of Common Stock under outstanding restricted stock units granted pursuant to the Equity Plan. As of April 2, 2007, 354,063 shares were available for issuance of awards under the Equity Plan. The Board of Directors believes that granting fairly priced stock options and restricted stock and restricted stock unit awards to employees, officers, consultants and directors is an effective means to promote the future growth and development of the company. Such options and awards, among other things, increase these individuals' proprietary interest in our success and enable us to attract and retain qualified personnel. The Board of Directors also believes that the Equity Plan ties the employees' goals and interests to those of the company and its shareholders.

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly-held company. However, certain types of compensation, including performance-based compensation, are excluded from this limit. Generally speaking, for compensation resulting from restricted stock and restricted stock units to qualify as "performance-based" within the meaning of Code Section 162(m), the following conditions must be met:
(i) the grant of such restricted stock and restricted stock units must be made by a compensation committee of the Board of Directors that consists solely of two or more "outside directors" as defined by Code Section 162(m), (ii) the granting or vesting of the restricted stock or restricted stock units must be conditioned on the achievement of one or more objective performance criteria, the material terms of which are approved by the shareholders, (iii) the shareholders approve the class of employees eligible to receive restricted stock awards and restricted stock units, and (iv) the Equity Plan must state the maximum number of shares for which such restricted stock awards and restricted stock units may be granted to any employee during a specified period, and the shareholders must approve such limit.

         The Board of Directors believes that it is in the best interests of Buffalo Wild Wings and its shareholders to preserve the ability to deduct in full the compensation resulting from the grant of restricted stock and restricted stock units granted under the Equity Plan following the Annual Meeting. Therefore, the Board of Directors has amended the Equity Plan to provide for performance-based grants or vesting of restricted stock and restricted stock units and to otherwise ensure that restricted stock awards and restricted stock units granted under the Equity Plan comply with the requirements of Code Section 162(m).

         The Board of Directors recommends that shareholders vote "FOR" the approval of the amendment to our Equity Plan.

         The essential features of the Equity Plan, as amended, are outlined below.

Description of the 2003 Equity Incentive Plan

         A general description of the material features of the Equity Plan follows, but this description is qualified in its entirety by reference to the full text of the Equity Plan, a copy of which may be obtained without charge upon request to James M. Schmidt, our Executive Vice President, General Counsel and Secretary.

         General. Under the Equity Plan, the Board of Directors or a committee appointed by the Board (the "Administrator") may grant incentive and nonqualified stock options and restricted stock and restricted stock unit awards to those officers and employees of ours (including our subsidiaries and affiliates), or our directors, consultants, or advisors whose performance, in the judgment of the Administrator, can have a significant effect on our success.

Any committee appointed by the Board to administer the Equity Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). Further, for purposes of granting restricted stock awards or restricted stock unit awards that are intended to qualify as "performance-based compensation," such directors shall be "outside directors" as defined in Code Section 162(m). As of March 26, 2006, we had 1,250 full-time employees, of which seven are executive officers, and seven non-employee directors.

         Shares Reserved and Available. The Equity Plan provides for the issuance of up to 1,450,000 shares of our Common Stock, subject to adjustment of such number in the event of future increases or decreases in the number of our outstanding shares of Common Stock effected as a result of stock splits, stock dividends, combinations of shares, or similar transactions in which we receive no consideration. If any options or awards granted under the Equity Plan expire or terminate prior to exercise or the lapsing of any risks of forfeiture, the shares subject to that portion of the option or award are available for subsequent grants.

         Term. Incentive stock options may be granted pursuant to the Equity Plan during a period of ten (10) years from the date the Board of Directors approved the Equity Plan (until September 3, 2013), and nonqualified stock options and restricted stock awards may be granted until the Equity Plan is discontinued or terminated by the Board of Directors.

         Administration and Types of Awards. The Administrator has broad powers to administer and interpret the Equity Plan, including the authority to (i) establish rules for the administration of the Equity Plan, (ii) select the participants in the Equity Plan, (iii) determine the types of options and awards to be granted and the number of shares covered by such options and awards, and
(iv) set the terms and conditions of such options and awards.

         Options. Options granted under the Equity Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("IRC") or "nonqualified" stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of our Common Stock on the date the option is granted. The Administrator will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members, or a partnership in which such family members are the only partners.

         Restricted Stock and Restricted Stock Unit Award. The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock or restricted stock unit award granted under the Equity Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the risks of forfeiture to lapse. No award is transferable, other than by will or the laws of descent and distribution, prior to the lapsing of the risks of forfeiture. During any one fiscal year, no participant shall receive restricted stock awards or restricted stock unit awards for a number of shares that is greater than (i) 175% of the participant's base salary in effect on the date of the grant of the award, divided by (ii) the fair market value of our Common Stock on the date of the grant of the award.

         If a restricted stock award or restricted stock unit award is intended to qualify as "performance-based compensation" under Code Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more performance objectives established in writing by the Administrator in accordance with Code Section 162(m) and the applicable regulations. Such performance objectives ( the "Performance Objectives") shall consist of any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings,
(xiii) return on investment, (xiv) department or business unit performance goals, or (xv) increase in market share, in all cases including, if selected by the Administrator, minimum threshold, target and maximum levels.

         Amendment. The Board of Directors may, from time to time, suspend or discontinue the Equity Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or award to the material detriment of the participant without the consent of the participant, except as authorized in the event of our merger, consolidation, or liquidation; and (ii) the Equity Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Equity Plan except as provided in the case of stock splits, consolidations, stock dividends, or similar events, (b) change the designation of the class of employees eligible to receive awards, (c) decrease the price at which options will be granted, or (d) materially increase the benefits accruing to participants under the Equity Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

         Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Equity Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of our Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. We will receive an income tax deduction in our fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the Equity Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he has at all times from the date of the option's grant until three months before the date of exercise been our employee. We ordinarily are not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Restricted Stock and Restricted Stock Unit Awards. Generally, no income is taxable to the recipient of a restricted stock or restricted stock unit award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Equity Plan Benefits

         The table below shows the total number of shares underlying stock options and restricted stock units that have been granted under the Equity Plan as of April 2, 2007 to each executive officer and the groups set forth, including shares underlying options that may have been exercised and shares underlying restricted stock units that may have vested. Because future grants of stock options and restricted stock and restricted stock unit awards are subject to the discretion of the Administrator, the future benefits that may be received by these individuals and groups under the Equity Plan cannot be determined at this time.

                                                              Shares of Common Stock     Shares of Common Stock
                                                                    Underlying            Underlying Restricted
Name and Position/Group                                         Options Received(1)      Stock Units Received(2)
-----------------------                                         -------------------      -----------------------
Sally J. Smith                                                      175,522                      46,664
    President and CEO
Mary J. Twinem                                                      113,600                      29,397
    Executive Vice President, CFO and Treasurer
James M. Schmidt                                                     26,100                      19,285
    Executive Vice President, General Counsel and Secretary
Judith A. Shoulak                                                     7,100                      19,832
    Senior Vice President, Human Resources
E. Lee Sanders                                                       12,600                      18,843
    Former Senior Vice President, Development and Franchising
Current Executive Officers as a Group (7 persons)                   397,522                     152,177
Current Directors who are not Executive Officers                     66,604                      23,993
    as a Group (7 persons)
Current Employees who are not Executive Officers                    169,210                     119,028
    or Directors as a Group
---------------
(1) Includes shares underlying options that have been exercised by holder.
(2) Includes shares underlying  restricted stock units that have vested and been issued to recipient.

Equity Compensation Plan Information

         The following table summarizes our equity compensation plan information as of December 31, 2006, our fiscal year end.

                                                                                                        Number of securities
                                                                                                        remaining available
                                                                                                      for future issuance under
                               Number of securities to be issued    Weighted average exercise           equity compensation
                                 upon exercise of outstanding       price of outstanding options,     plans (excluding securities
 Plan Category                   options, warrants and rights          warrants and rights              reflected in column (a))
 -------------                  --------------------------------    ----------------------------   -------------------------------
                                              (a)                               (b)                              (c)
 Equity compensation plans
 approved by security holders               294,599                            $8.45                         655,215(1)

 Equity compensation plans not
 approved by security holders                  --                                --                              --
                                        ------------                        ------------                      --------
 TOTAL                                  294,599                                $8.45                          655,215
         -------------
         (1)      Includes 231,907 shares remaining available under our Employee Stock Purchase Plan.

Vote Required

         The Board of Directors recommends that the shareholders approve the amendment of the 2003 Equity Incentive Plan to provide for our deduction of certain compensation under Section 162(m) of the Internal Revenue Code. Approval of the amendment of the 2003 Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy.

                         APPROVAL OF CASH INCENTIVE PLAN
                                  (Proposal #4)

         The Board of Directors adopted subject to shareholder approval, the Buffalo Wild Wings, Inc. Cash Incentive Plan (the "Incentive Plan") to provide incentives and rewards to certain key employees of the Company in the form of annual incentive bonuses based on the achievement of certain performance objectives, as well as individual performance.

Background

         Buffalo Wild Wings, Inc. has, in the past, provided annual incentive payments to certain key executives under an annual incentive bonus program. Bonuses were based on the achievement of certain business and financial objectives. Code Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly-held company. However, certain types of compensation, including performance-based compensation, are excluded from this limit. In the past, the annual incentive bonuses have not satisfied all of the requirements for performance-based compensation under Code Section 162(m), primarily because the shareholders have not approved the material terms of the performance criteria and the class of employees who are eligible for such payments.

         The Board of Directors believes that it is in the best interests of Buffalo Wild Wings, Inc. and its shareholders to preserve the ability of the Company to deduct in full the compensation resulting from the annual incentive payments. Therefore, the Board of Directors desires to take the necessary action to ensure that annual incentive bonuses comply with the requirements of Code
Section 162(m) by requesting our shareholders to approve the Incentive Plan.

Summary of Incentive Plan

         The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are "outside directors" within the meaning of Code Section 162(m), and are not eligible to participate in the Incentive Plan. The Compensation Committee has authority to administer the Incentive Plan.

         Senior management, including the Chief Executive Officer and other named executive officers, are eligible to participate in the Incentive Plan. The Committee shall, from time to time, designate those management employees of the Company who shall be eligible to participate in the Incentive Plan. Any management employee selected to participate in the Incentive Plan shall continue to participate each fiscal year until otherwise determined by the Committee. The Committee shall periodically review its selection of participants and make any changes as the Committee, in its sole discretion, deems appropriate. The Committee may, in its sole discretion, designate certain management employees as being ineligible to participate in the Incentive Plan; provided, however, that the discontinuation of a management employee's eligibility shall not alter, impair or reduce the value of any annual incentive bonus earned by such employee without his or her consent

         At or prior to the beginning of each fiscal year, the Compensation Committee sets a target bonus amount for each executive officer. The bonus is based on the achievement of pre-established performance objectives for the fiscal year. The performance objectives may include any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings, (xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) same-store sale increases, (xvii) increases in the number of store locations, (xviii) financial performance that exceeds the financial performance of the Company's peers in the industry, and (xix) individual performance goals, in all cases including, if selected by the Committee, minimum threshold, target and maximum levels. Generally speaking, the Compensation Committee will determine the specific performance goals prior to the 90th day of the fiscal year.

         The level of bonus will vary depending upon the percentage of the performance objectives achieved. At each level, the amount of incentive bonus payable to the Participant shall be a percentage of the Participant's base salary; provided, however, that in no event shall the Participant's maximum annual incentive bonus exceed 175% of his or her base salary in effect at the end of the Company's fiscal year; and provided, further, that if a certain minimum percentage of the performance objectives is not achieved, no annual incentive bonus will be paid to the participant. The performance objectives and maximum annual incentive bonus shall be communicated to the participant as soon as administratively practicable after the beginning of such fiscal year. The annual incentive bonus for a participant may vary from fiscal year to fiscal year, and annual incentive bonus awards may vary from participant to participant.

         After completion of the fiscal year, the Compensation Committee will determine and certify the degree to which the performance goals have been achieved. The Compensation Committee may make discretionary adjustments to the annual bonus amounts, but it cannot increase an executive officer's targeted bonus. If the participant terminates employment with the Company prior to the last day of the fiscal year for a reason other than death or disability, the Participant shall not earn the annual incentive bonus for that year. If the participant terminates employment with the Company prior to the last day of the fiscal year due to death or disability, the Participant shall be entitled to a prorated annual incentive bonus, based on the number of days in the fiscal year that the participant was employed. The annual incentive bonus (less applicable withholding) shall be paid to the participant (or, in the event of the participant's death to the participant's estate) in cash, in a single lump-sum payment, as soon as administratively practicable after the date the Committee certifies the achievement of the performance objectives specified for the fiscal year, but not later than the 15th day of the third month following the end of the fiscal year during which the annual incentive bonus was earned.

         The benefits that will be payable for the 2007 fiscal year are undeterminable at this time, as such benefits will be based on the specific performance goals chosen and the extent to which those goals are achieved.

Vote Required

         The Board of Directors recommends that the shareholders approve the terms of the Cash Incentive Plan. Approval of the Cash Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

         KPMG LLP, an independent registered public accounting firm, has served as our accountants since 1994. The Audit Committee has retained KPMG LLP to audit our financial statements for the year ending December 30, 2007. The Audit Committee may direct the appointment of new independent auditors at anytime during the year without notice to, or the consent of, the shareholders, and the Audit Committee would do so if it were in our best interest and the interest of our shareholders. KPMG LLP provided services in connection with the audit of our financial statements for the year ended December 31, 2006, and consultation on matters relating to accounting and financial reporting. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

         We paid the following fees to KPMG LLP for fiscal years 2005 and 2006:

                                                   2005              2006
                                                   ----              ----
                  Audit Fees                     $385,000          $405,000
                  Audit-Related Fees               55,000            33,000
                  Tax Fees                              0                 0
                  All Other Fees                        0                 0
                                             ------------      ------------
                                                 $440,000          $438,000

         Audit fees consist of fees billed or estimated to be billed to KPMG LLP for the audit of the annual financial statements included in our Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and the attestation of management's report on the effectiveness of internal control over financial reporting.

         Audit-related fees consist of fees billed for services in connection with the audit of our employee benefit plan and National Advertising Fund as well as other assurance and related services that are related to the performance of the audit of our financial statements and are not reported under Audit Fees. In addition, audit-related fees for 2005 include $28,000 related to the 2004 audit but billed and paid in fiscal 2005.

         The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining registered public accounting firm's independence.

Pre-Approval of Audit Fees

         Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Buffalo Wild Wings by its independent registered public accounting firm or any other auditing or accounting firm.

Report of Audit Committee

         The Board of Directors maintains an Audit Committee comprised of three of our outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In  accordance  with  its  written  charter  adopted  by the  Board  of
Directors, which is available on Buffalo Wild Wings' website at www.buffalowildwings.com, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

         (1)  reviewed  and   discussed  the  audited   consolidated   financial
              statements with management;

         (2) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

         (3) received and reviewed the written disclosures from the independent registered public accounting firm required by the Independence Standards Board Standard No.1 and discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence.

         Management has completed the documentation, testing, and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee met periodically, both independently and with management, to review and discuss our progress in complying with
Section 404, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of the internal control financial reporting. The Audit Committee also met periodically with KPMG LLP, our independent registered public accounting firm to discuss our internal controls and the status of our Section 404 compliance efforts. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of our internal control over financial reporting. The Audit Committee continues to oversee our efforts related to our internal controls.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission.

                                                Members of the Audit Committee
                                                    J. Oliver Maggard, Chair
                                                    Robert W. MacDonald
                                                    Michael P. Johnson


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 2007 Annual Meeting. If any other matter properly comes before the 2007 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the company and intended to be presented at the 2008 Annual Meeting must be received by us by December 22, 2007 to be included in our proxy statement and related proxy for the 2008 Annual Meeting. If a shareholder proposal intended to be presented at the 2008 annual meeting but not included in the proxy materials is received by us after March 6, 2008, then management named in our proxy for the 2008 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

                                  ANNUAL REPORT

         A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2006, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                    FORM 10-K

         WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY
EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO JAMES M. SCHMIDT, EXECUTIVE VP, GENERAL COUNSEL AND SECRETARY OF BUFFALO WILD WINGS, INC., 1600 UTICA AVENUE SOUTH, SUITE 700, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF APRIL 2, 2007, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          /s/ Sally J. Smith
                          -----------------------------------------------------
                          Sally J. Smith, President and Chief Executive Officer

Dated:  April 20, 2007

                                                                   APPENDIX A
                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN
                       (As Amended Through March 17, 2007)


                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

          (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

          (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (c) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

          (d) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

          (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (f) The "Participant" means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to
               Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Subsidiary to whom a restricted stock award has been granted pursuant to Section 17.

          (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (h) The "Plan" means the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time. This Plan amends and restates the Buffalo Wild Wings, Inc. 1995 Stock Option Plan, formerly known as the bw-3, Inc. 1995 Stock Option Plan, and, prior to that, known as the JMS Associates, Inc. 1995 Stock Option Plan. For purposes of the ten-year period described in Section 7, this restatement shall be deemed a new stock option plan.

          (i) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

          (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                    PURPOSE
                                    -------

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of "nonqualified" stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 17 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The Plan originally became effective as of its date of adoption by the Board of Directors on April 18, 1995. The effective date of the restatement of the Plan is the date such restatement is approved by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Subsidiary to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.
                                    STOCK
                                    -----

         The Stock to be optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. One Million Four Hundred Fifty Thousand (1,450,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.


                                   SECTION 7.
                                DURATION OF PLAN
                               -----------------

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the restatement of this Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.
                                    PAYMENT
                                    -------

         Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years from the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Internal Revenue Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option's exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)  Other  Provisions.  The Option  Agreement  authorized  under this
               Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in
               Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

          (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company or Subsidiary withhold shares of Common Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company or Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


          (d)  Other  Provisions.  The Option  Agreement  authorized  under this
               Section  10  shall   contain   such  other   provisions   as  the
               Administrator shall deem advisable.

                                   SECTION 11.
                               TRANSFER OF OPTIONS
                               -------------------

         No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
             -------------------------------------------------------

         If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and restricted stock award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option or Award Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

          (a)  the  equitable   acceleration  of  the   exercisability   of  any
               outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

          (b) the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

          (c) that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (d) that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (e) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (f) the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.

The grant of an option or restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.
                               INVESTMENT PURPOSE
                               ------------------

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

         As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

          (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

          (c) In the event of a transaction (as defined in Section 12 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an

               "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

         A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

         The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.

                                   SECTION 17.
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
                -------------------------------------------------

         Each restricted stock/restricted stock unit award granted pursuant to the Plan shall be evidenced by a written restricted stock/restricted stock unit agreement (the `Restricted Stock Agreement' or `Restricted Unit Agreement,' as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the restricted stock/restricted stock unit award.

          (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock/restricted stock unit award, and shall specify the manner in which such risks of forfeiture shall lapse.

                           (i) To the extent that the  Administrator  determines
                  it to be desirable to qualify Restricted Stock or Restricted Stock Unit Awards granted hereunder as "performance-based compensation" within the meaning of Code Section 162(m), the risks of forfeiture shall be based on the achievement of one or more Performance Objectives established in writing by the Administrator. For purposes of this Section 17(b)(i), "Performance Objectives" shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return,
                  (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings, (xiii) return on investment, (xiv) department or business unit performance goals, or (xv) increase in market share, in all cases including, if selected by the Administrator, minimum threshold, target and maximum levels.

                           (ii) The  Administrator  may, in its sole discretion,
                  and to the extent permitted by applicable tax and securities laws and regulations, accelerate the date on which the risks of forfeiture shall lapse, but only with respect to those shares of Stock which are restricted as of the effective date of the acceleration.

          (c)  Issuance of Shares; Rights as Shareholder.

                           (i) With  respect to a restricted  stock  award,  the
                  Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's

                  Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

                           (ii) With respect to a  restricted  stock unit award,
                  as the risks of forfeiture on the restricted stock units lapse, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

          (d) Withholding Taxes. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's restricted stock/restricted stock unit award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock received pursuant to a restricted stock/restricted stock unit award on which the risks of forfeiture have lapsed or to permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a restricted stock/restricted stock unit award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock/restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f) Nontransferability. No restricted stock/restricted stock unit award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock/restricted stock unit award granted under the Plan prior to such date, such transfer shall be void and the restricted stock/restricted stock unit award shall terminate.

          (g)  Other  Provisions.  The Restricted  Stock Agreement or Restricted
               Stock Unit Agreement authorized under this Section 17 shall contain such other provisions as the Administrator shall deem advisable.

          (h) Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company's income tax deduction with respect to the vesting of any Restricted Stock Award or any issuance of shares of Stock required by a Restricted Stock Unit Award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of the vesting or issuance of such shares of Stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the Participant's separation from service, as such term is defined in Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

          (i) Limitation on Restricted Stock or Restricted Stock Units. In no event shall any Participant receive during any one fiscal year Restricted Stock or Restricted Stock Unit Awards for a number of shares that is greater than (i) 175% of the Participant's base salary in effect on the date of the grant of the Award, divided by (ii) the Fair Market Value of the Stock on the date of the grant of the Award.

                                                                      APPENDIX B

                            BUFFALO WILD WINGS, INC.
                               CASH INCENTIVE PLAN


                                   ARTICLE 1.
                                     PURPOSE

     1.1 Annual Bonuses. The purpose of the Buffalo Wild Wings, Inc. Cash Incentive Plan (the "Plan") is to provide incentives and rewards to certain key employees of Buffalo Wild Wings, Inc. ("Company") in the form of annual incentive bonuses based on the achievement of certain performance objectives, as well as individual performance.


                                   ARTICLE 2.
                                 ADMINISTRATION

     2.1 Administration and Delegation of Authority. The Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors, which shall consist of not less than two (2) members of the Board of Directors, each of whom is an "outside director" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder. No member of such Committee shall participate in any decisions concerning the payments to be made to him or her, or other matters relating to his or her benefits hereunder. All actions of the Committee shall be determined by a majority of its members at a meeting at which a quorum is present, or by a majority of all members in writing signed by all members, whether or not voting in favor of such determination. A majority of all of the members shall constitute a quorum.

     2.2 Powers. Except as otherwise provided, and subject to the provisions of the Plan, the Committee shall have full power and authority to administer and interpret the Plan, to adopt and revise rules, regulations and guidelines relating to the Plan and, to make all other determinations necessary or advisable for the administration of the Plan. Decisions and determinations by the Committee shall be final and binding on all parties.


                                   ARTICLE 3.
                                  PARTICIPATION

     3.1 Selection of Participants and Plan Entry. The Committee shall, from time to time, designate those key employees who shall be eligible to participate in the Plan. Any key employee selected to participate in the Plan shall continue to participate each fiscal year until otherwise determined by the Committee. The Committee shall periodically review its selection of participants and make any changes as the Committee, in its sole discretion, deems appropriate. The Committee may, in its sole discretion, designate certain key employees as being ineligible to participate in the Plan; provided, however, that the discontinuation of a key employee's eligibility shall not alter, impair or reduce the value of any annual incentive bonus earned by such key employee without his or her consent. Hereafter, a key employee selected to participate in the Plan shall be referred to as a "Participant."

                                   ARTICLE 4.
                                 BONUS PAYMENTS

     4.1 Determination of Annual Incentive Bonus.

          4.1.1 Determination of Performance Goals and Bonus. At or prior to the beginning of each fiscal year, the Committee shall determine the performance objectives and annual incentive bonus for each Participant and shall set forth such objectives and annual incentive bonus in writing. The level of bonus shall vary depending upon the percentage of the performance objectives achieved. At each level, the amount of incentive bonus payable to the Participant shall be a percentage of the Participant's base salary; provided, however, that in no event shall the Participant's maximum annual incentive bonus exceed 175% of his or her base salary in effect at the end of the Company's fiscal year; and provided, further, that if a certain minimum percentage of the performance objectives is not achieved, no annual incentive bonus will be paid to the Participant. The performance objectives and maximum annual incentive bonus shall be communicated to the Participant as soon as administratively practicable after the beginning of such fiscal year. The annual incentive bonus for a Participant may vary from fiscal year to fiscal year, and annual incentive bonus awards may vary from Participant to Participant.

          4.1.2 Determination of Payout. After the completion of the fiscal year, the Committee will determine and certify in writing the degree to which the performance objectives have been achieved. The Committee may, in its discretion, decrease, but not increase, the Participant's maximum annual incentive bonus. If the Participant terminates employment with the Company prior to the last day of the fiscal year for a reason other than death or disability, the Participant shall not earn the annual incentive bonus for that year. If the Participant terminates employment with the Company prior to the last day of the fiscal year due to death or disability, the Participant shall be entitled to a prorated annual incentive bonus, based on the number of days in the fiscal year that the Participant was employed. For purposes of this Section 4.1.2, "disability" shall mean a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months and which renders the Participant unable to engage in any substantial gainful activity, and shall be established by the certificate of a medical doctor chosen by or satisfactory to the Committee.

     4.2 Performance Objectives. To qualify the annual incentive bonuses as "performance-based compensation" within the meaning of Code Section 162(m), the performance objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share,
(v) return on equity,  (vi) return on assets,  (vii) total  shareholder  return,
(viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings, (xiii) return on investment,
(xiv) department or business unit performance goals, (xv) increase in market share, (xvi) same-store sale increases, (xvii) increases in the number of store locations, (xviii) financial performance that exceeds the financial performance of the Company's peers in the industry, and (xix) individual performance goals, in all cases including, if selected by the Committee, minimum threshold, target and maximum levels.

     4.3 Payment. The annual incentive bonus shall be paid to the Participant (or, in the event of the Participant's death to the Participant's estate) in cash, in a single lump-sum payment, as soon as administratively practicable after the date the Committee certifies the achievement of the performance objectives specified for the fiscal year, but not later than the 15th day of the third month following the end of the fiscal year during which the annual incentive bonus was earned.


                                   ARTICLE 5.
                            MISCELLANEOUS PROVISIONS

     5.1 Nontransferability. No Participant (or the estate or heirs at law of any Participant) shall have any right to assign, encumber or otherwise anticipate the right to receive payment hereunder, and the value of the Participant's annual incentive bonus awards under the Plan shall not be subject to garnishment, attachment or any other legal process by the creditors of any Participant (or the estate or heirs at law of any Participant) hereunder.

     5.2 Liability of Company. The Company shall have no liability in connection with the Plan except to pay any annual incentive bonus awards in accordance with the terms of the Plan. The Company has made no representations to any Participant with respect to the tax implications of any transactions contemplated by the Plan. Each Participant shall obtain his or her own counsel to advise the Participant with respect to the tax effect of the Plan.

     5.3 Binding Effect. The Plan shall be binding upon the Participants and the Company and their heirs, executors and assigns. The Company shall not be a party to any merger, consolidation or reorganization unless and until its obligations under the Plan shall be expressly assumed by its successor or successors.

     5.4 Payment in Case of Incompetency. If, in the judgment of the Committee based upon facts and information readily available to it, any person entitled to receive a payment hereunder is incapable for any reason of personally receiving and giving a valid receipt for the payment of a benefit, the Committee may cause such payment or any part thereof to be made to the duly appointed guardian or legal representative of such person, or to any person or institution contributing to or providing for the care and maintenance of such person, provided that no prior claim for said payment has been made by a duly appointed guardian or legal representative of such person. The Committee shall not be required to see to the proper application of any such payment made in accordance with the provisions hereof, and any such payment shall constitute payment for the account of such person and a full discharge of any liability or obligation of the Company.

     5.5 Withholding. The Company shall have the right to deduct from all amounts payable hereunder any state or federal taxes required by law to be withheld with respect to such awards. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

     5.6 Right to Terminate Employment. No employee or other person shall have any claim or right to receive annual incentive bonus awards under or otherwise participate in the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employment of the Company, interfere with the right of the Company to discharge any employee at any time, give the Company the right to require an employee to remain in its employ, or interfere with the employee's right to terminate employment at any time.

     5.7 Compliance with Applicable Laws. The Company and Participants intend that the Plan comply with any applicable provisions of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, with any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, and with any applicable provisions of the Securities Exchange Act of 1934, as amended. If, at a later date, these provisions are construed in such a way as to make the Plan null and void, the Plan shall be given effect in a manner that shall best carry this intention.

     5.8 Notices. Any notice, election or form to be delivered pursuant to the Plan shall be given in writing and delivered, personally or by first-class mail, postage prepaid, to the Company, the Participant or any other person, as the case may be, at their last known address.

     5.9 Headings. Headings or titles at the beginning of articles and sections are for convenience of reference, shall not be considered a part of the Plan, and shall not influence its construction.

     5.10 Amendment and Termination. The Company, and only the Company, may alter, amend or terminate the Plan at any time; provided, however, that no amendment to the Plan may alter, impair or reduce the value of a Participant's annual incentive bonus awards to the extent earned prior to the effective date of such amendment, without the written consent of such Participant.

     5.11 Governing Law. The provisions of the Plan shall be construed and enforced according to the laws of the State of Minnesota to the extent that such laws are not preempted by any applicable federal law.

     The Company has caused this Plan to be executed by its duly authorized officer effective as of January 1, 2007.

                               BUFFALO WILD WINGS, INC.


                               By
                                 ----------------------------------------------
                                        Its
                                           ------------------------------------

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

--------------------------------------------------------------------------------

PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned appoints Sally J. Smith and Mary J. Twinem, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Buffalo Wild Wings, Inc. held of record by the undersigned at the close of business on April 2, 2007 at the Annual Meeting of Shareholders of Buffalo Wild Wings, Inc. to be held on May 24, 2007 or at any adjournment thereof.

                            Buffalo Wild Wings, Inc.
                         ANNUAL MEETING OF SHAREHOLDERS

             Thursday, May 24, 2007, 9:00 a.m. Central Daylight Time

                   Buffalo Wild Wings, Inc. Innovation Center
                         1660 S. Highway 100, Suite 128
                            St. Louis Park, Minnesota





       (Continued, and to be marked, dated and signed, on the other side)

                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416














To Vote Your Proxy
------------------
Mark, sign and date your proxy card, detach it and return it in the postage-paid envelope provided.



               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
--------------------------------------------------------------------------------


                 PROXY - BUFFALO WILD WINGS, INC.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                           Please mark your votes like this [X]





1. SET THE NUMBER OF DIRECTORS AT EIGHT (8)

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


2. ELECTION OF DIRECTORS:

[ ] FOR         [ ] WITHHOLD AUTHORITY

(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)

Sally J. Smith, Kenneth H. Dahlberg, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, Michael P. Johnson, James M. Damian


3. APPROVE AN AMENDMENT TO 2003 EQUITY INCENTIVE PLAN

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


4. APPROVE THE CASH INCENTIVE PLAN

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                                   COMPANY ID:

                                  PROXY NUMBER:

                                 ACCOUNT NUMBER:






Signature                       Signature                       Date
         -----------------------         -----------------------    -----------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.